UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2024

SEAFARER EXPLORATION CORP.

(Exact name of registrant as specified in its charter)

Florida	000-29461	90-0473054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy

Chief Executive Officer

14497 N. Dale Mabry Hwy.

Suite 209N

Tampa, Florida 33618

(Address of principal executive offices) (Zip Code)

(813) 448-3577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 9, 2024, Seafarer Exploration Corp. (“Seafarer” or the “Company”) was advised that Accell Audit and Compliance, P.A. (“Accell”) was ceasing to provide PCAOB audit services. It is Seafarer’s understanding that certain of the audit principals of Accell are now a part of Astra Audit and Advisory, LLP, and as such the Company is making this change in auditors to accommodate their transition. Accell issued the auditor’s report on the Company’s financial statements for the years ended December 31, 2023.

Other than an explanatory paragraph included in Accell’s audit report for the Company’s fiscal years ended December 31, 2023 relating to the uncertainty of the Company’s ability to continue as a going concern, the audit reports of Accell on the Company’s financial statements for the fiscal years ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s fiscal years ended December 31, 2023 and any subsequent interim period through June 12, 2024, the date of the dismissal of Accell, there were no disagreements with Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Accell’s satisfaction, would have caused Accell to make reference to the subject matter of the disagreements in connection with their report on the Company’s consolidated financial statements for such years; and there were not reportable events, as listed in Item 304(a)(l)(v) of Regulation S-K.

The Company provided Accell with a copy of the disclosure contained in this Form 8-K and requested in writing that Accell furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. Accell provided a letter, dated August 12, 2024 stating its agreement with such statements, which is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective August 9, 2024, the Board of Directors of the Company approved the appointment of Astra Audit & Advisory LLC., as its independent registered public accountant for the year ended December 31, 2024. During the Company’s most recent fiscal years ended December 31, 2023 and 2022 and subsequent interim periods through the date of appointment, neither the Company nor anyone acting on its behalf has consulted with Astra Audit & Advisory LLC with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired. Not applicable

(b)	Pro forma financial information. Not applicable

(c)	Shell company transactions. Not applicable

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter from Accell Audit and Compliance, P.A.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: August 13, 2024	By:	/s/ Kyle Kennedy
Name: Kyle Kennedy
Title: President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer, Principal Financial Officer and acting Principal Accounting Officer)

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